              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

                             18 U.S.C. SECTION 1350,

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Fronteer Development Group Inc. (the "Company") on Form 20-F for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F"), I Mark G. O’Dea, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2005

Fronteer Development Group Inc.

/s/ Mark G. O’Dea

--------------------

Mark G. O’Dea

President and Chief Executive Officer

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

                             18 U.S.C. SECTION 1350,

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of International Uranium Corporation (the "Company") on Form 20-F for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F"), I Sean A. Tetzlaff, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 24, 2005

Fronteer Development Group Inc.

/s/ Sean A. Tetzlaff

-----------------------

Sean A. Tetzlaff

Chief Financial Officer